                                                                   EXHIBIT 10.77

                          UNIT SUBSCRIPTION AGREEMENT
                          ---------------------------


          This Unit Subscription Agreement (this "Agreement") is entered into as of December 5, 1996 by and among Brylane, L.P., a Delaware limited partnership (the "Partnership"), VP Holding Corporation, a Delaware corporation ("VP Holding"), FS Equity Partners II, L.P., a California limited partnership ("FSEP II"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International", and collectively with FSEP II and FSEP III, "FSEP"), VGP Corporation, a Delaware corporation (the "FS General Partner"), VLP Corporation, a Delaware corporation (the "FS Limited Partner"), WearGuard Corporation, a Delaware corporation ("WearGuard"), Leeway & Co., a Massachusetts partnership, as nominee for the Long-Term Investment Trust, a trust governed by the laws of the State of New York ("Leeway"), and NYNEX Master Trust, a trust governed by the laws of the State of New York ("NYNEX" and together with FS Limited Partner, WearGuard and Leeway, the "Investors").

                                R E C I T A L S:
                                - - - - - - - -

          A. The Partnership is governed in accordance with the terms and conditions of that certain Agreement of Limited Partnership of the Partnership dated as of August 30, 1993 by and among the FS General Partner, the FS Limited Partner, Lane Bryant Direct Holding, Inc., a Delaware corporation, WearGuard Corporation, a Delaware corporation and amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7 and, as of the Closing (as defined below), by Amendment No. 8 thereto (as amended from time to time, the "Partnership Agreement").

          B. The Partnership has determined that it is in its best interest to purchase substantially all of the assets (the "Acquisition") used in the "Chadwick's of Boston" catalog division (the "Division") of the TJX Companies, Inc., a Delaware corporation ("TJX"), pursuant to the terms and conditions of that certain Asset Purchase Agreement by and among TJX, Chadwick's Inc., a Massachusetts corporation and a wholly-owned subsidiary of TJX ("Chadwick's") and the Partnership dated October 18, 1996 (as in effect on such date, the "Purchase Agreement").

          C. In connection with the Acquisition, Leeway and NYNEX each wish to become a Limited Partner and each of the Investors wishes to subscribe for and acquire Units at a price of $20.00 per Unit by committing to invest in the Partnership the amount of capital set forth opposite its name on Schedule 1
                                                                 ----------
hereto (with respect to each Investor, its "Capital Contribution"), all pursuant to the terms and conditions of this Agreement and the Partnership Agreement.

          D. The FS General Partner and the FS Limited Partner are wholly-owned subsidiaries of VP Holding, which is controlled by FSEP.

          E. Capitalized terms not otherwise defined herein shall have the meanings therefor as set forth in the Partnership Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Investors' Capital Contributions and Issuance of Units.
               ------------------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, each Investor hereby agrees to on or before the closing of the transactions contemplated by the Purchase Agreement ("Closing"), deliver to the Partnership, as a contribution, its Capital Contribution in the amount set forth opposite its name on Schedule 1 attached hereto by wire transfer of immediately available
        ----------
funds.

          (b) In consideration for each Investor's Capital Contribution, (i) each of Leeway and NYNEX shall become a Limited Partner of the Partnership pursuant to the terms of the Partnership Agreement and (ii) the Partnership shall issue to each Investor the number of Units of the Partnership as is set forth opposite such Investor's name on Schedule 1 hereto (with respect to each
                                       ----------
Investor, the "Subscription Units") all effective as of the Closing.

          2.   Representations and Warranties of Investors.  Each Investor
               -------------------------------------------
represents and warrants to the Partnership that:

          (a) Organization.  The Investor is duly organized, validly existing
              ------------
and in good standing under the laws of its state of Incorporation, organization or formation, and has all requisite power and authority to own its properties and to carry on its business as now being conducted.

          (b) Authorization; No Violation.  The Investor has full power and
              ---------------------------
authority to execute and deliver this Agreement and the other agreements provided for in Section 4 herein, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby. The execution and delivery of this Agreement by the Investor, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all requisite action on the part of the Investor. This Agreement has been or will have been when entered into duly executed and delivered by the Investor, and constitutes or will constitute when entered into the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability is limited by (i) applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) equitable principles of general applicability. The execution, delivery and performance of this Agreement, and the consummation by the Investor of the transactions contemplated hereby, will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any material law, rule or regulation applicable to the Investor; (b) violate the provisions of the Investor's governing documents; (c) violate any material judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Investor; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Investor pursuant to, any indenture, mortgage, deed of trust or other material agreement or instrument to which it or its properties is a party or by which the Investor is or may be bound, except for such violations, conflicts, breaches, defaults or the like which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the assets, business operations, financial condition or results of operations of the Investor, taken as a whole ("Investor's Material Adverse Effect").

          (c) Investor's Own Account.  The Investor's Subscription Units are
              -----------------------
being acquired for investment purposes only, for its own account, without a view to the distribution or sale thereof.

          (d) Access to Information.  The Investor (i) is familiar with the
              ---------------------
business of the Partnership and its Subsidiaries; (ii) has had an opportunity to discuss with representatives of the Partnership and its Subsidiaries the condition of and prospects for the continued operation and financing of the Partnership and its Subsidiaries and such other matters as the Investor has deemed appropriate in considering whether to invest in the Subscription Units; and (iii) to the best of its knowledge, has been provided access to all available information about the Partnership and its Subsidiaries requested by the Investor.

          (e) Units Not Registered.  The Investor understands that the
              --------------------
Subscription Units have not been registered under the Securities Act of 1933 (the "Act") or registered or qualified under the securities laws of any state and that the Investor may not transfer the Subscription Units unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

          3.   Representations and Warranties of the Partnership.  The
               -------------------------------------------------
Partnership hereby represents and warrants to the Investors as follows:

          (a) Organization.  The Partnership is a limited partnership duly
              ------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own its properties and to carry on its business as now being conducted. A certified copy of the Certificate of Limited Partnership of the Partnership, as amended to date, has been previously delivered to each Investor and is complete and correct.

          (b) Authorization; No Violation.  The Partnership has full power and
              ---------------------------
authority to execute and deliver this Agreement and the other agreements provided for in Section 4 herein, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated on its part hereby and thereby. The execution and delivery of this Agreement by the Partnership, and the consummation by the Partnership of the transactions contemplated hereby (including, without limitation, the Acquisition), have been duly authorized by all requisite partnership action on the part of the Partnership. This Agreement has been or will have been when entered into duly executed and delivered by the Partnership, and constitutes or will constitute when entered into the valid and legally binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except as limited by (i) bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) equitable principles of general applicability. The execution, delivery and performance of this Agreement, and the consummation by the Partnership of the transactions contemplated hereby (including, without limitation, the Acquisition), will not, with or without the giving of notice or the passage of time or both, (a) violate the provisions of any law, rule or regulation applicable to the Partnership; (b) violate the provisions of the Partnership Agreement or the Certificate of Limited Partnership of the Partnership; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Partnership; or (d) conflict with or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Partnership pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which it or its properties is a party or by which the Partnership is or may be bound, except for such violations, conflicts, breaches, defaults or the like which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the consummation of the Acquisition or the assets, business operations, financial condition or results of operations of the Partnership, taken as a whole ("Partnership's Material Adverse Effect").

          (c) Regulatory Approvals.  All consents, approvals, authorizations and
              --------------------
other requirements prescribed by any law, rule or regulation that must be obtained or satisfied by the Partnership and are necessary for the consummation of the transactions contemplated by this Agreement (including, without limitation, the Acquisition) have been, or will be prior to the Closing, obtained and satisfied, except for such failures to so obtain or satisfy which, individually or in the aggregate, would not reasonably be expected to have a Partnership's Material Adverse Effect.

          (d) Litigation.  The Partnership is not a party to, nor, to the
              ----------
knowledge of the Partnership, has been threatened with, and none of the assets of the Partnership are subject to, any litigation, suit, action, investigation, proceeding, unfair labor practice complaint or grievance or controversy before any court, administrative agency or other governmental authority relating to or affecting the assets of the Partnership that would reasonably be expected to have a Partnership's Material Adverse Effect. To the knowledge of the Partnership, the Partnership is in compliance with all judgments, orders, writs, injunctions or decrees of any court, administrative agency or governmental authority to which the

Partnership or its assets are subject, except for such failures to be in compliance which, individually or in the aggregate, would not reasonably be expected to have a Partnership's Material Adverse Effect. There are no actions, proceedings or investigations pending or, to the knowledge of the Partnership, threatened against the Partnership, or, to the knowledge of the Partnership, pending or threatened against any other party challenging the validity or propriety of the transactions contemplated by this Agreement (including, without limitation, the Acquisition).

          (e) Financial Statements.  Attached hereto as Schedule 3(e) are (i)
              --------------------                      -------------
the audited balance sheet of the Partnership as of February 3, 1996, and (ii) the unaudited statements of operations and statements of cash flows for the twenty-six weeks ended August 3, 1996 (the "Partnership's Financial Statements"). The Partnership's Financial Statements have been prepared in accordance with generally accepted accounting principles applied consistently with the Partnership's past practices and accounting policies, except for changes expressly noted therein, and present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Partnership as of the dates and for the periods covered thereby, subject, in the case of interim financials, to the absence of footnotes and to customary year end adjustments.

          (f) Absence of Certain Changes.  Since August 3, 1996, the Partnership
              --------------------------
has not suffered any event or condition of any character which in any one case or in the aggregate has had a material adverse effect, or any event or condition which individually or in the aggregate has or would reasonably be expected to have a Partnership's Material Adverse Effect; it being understood that the Partnership has incurred or expects to incur debt in order to finance the transactions contemplated by the Purchase Agreement.

          (g) Partnership Documents.  A copy of the Partnership Agreement dated
              ---------------------
as of August 30, 1993 and each of Amendments Nos. 1 through 8 thereto have been previously delivered to the Investors, each such document is complete and correct, and except for such Amendments Nos. 1 through 8 there are no amendments or modifications to the Partnership Agreement.

          (h) Disclosure.  As of October 17, 1996, the draft form of preliminary
              ----------
prospectus of the Partnership bearing such date furnished to the Investors did not (without giving effect to the transactions contemplated by this Agreement) contain any misstatement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the context in which they are made, not misleading (it being understood that such preliminary prospectus does not contemplate or incorporate the Acquisition).

          (i) Capital Structure.  The capital structure of the Partnership will
              -----------------
be, immediately after giving effect to the consummation of the transactions contemplated hereby, as set forth on Schedule 3(i) hereto. Other than as set
                                     -------------
forth on Schedule 3(i) hereto, the Partnership does not have outstanding any
         -------------
securities convertible into or exchangeable for any of its Units or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any Units.

          (j) Units.  The Subscription Units, when issued and delivered to the
              -----
Investors, (i) will have been duly authorized, validly issued, fully paid and nonassessable, (ii) will be free and clear of all pledges, security interests, proxies (subject to the terms and conditions of the Partnership Agreement), liens, encumbrances, equities and claims and (iii) will be issued without violation of any preemptive rights.

          (k) Entire Agreement.  This Agreement, the Partnership Agreement (as
              ----------------
amended by Amendment No. 8), the First Amended and Restated Incorporation and Exchange Agreement in the form attached hereto as Exhibit 4(c), as it may be
                                                  ------------
amended from time to time, the Transaction Agreement dated as of July 13, 1993 among the FS General Partner, the FS Limited Partner and the transferors referred to therein, as amended by that Amendment No. 1 to Transaction Agreement dated August 30, 1993, and the Purchase Agreement (collectively the "Investment Agreements"), together with all of the documents and agreements described in the Investment Agreements, set forth all rights and obligations applicable to the Partnership, Units, holders of Units (in their capacity as holders of Units) and holders of shares of common stock of Brylane Inc. (in their capacity as stockholders), with respect to or related to the subject matter hereof and of the Investment Agreements, except rights and obligations applicable to or related to certain employees of (i) the Partnership and/or its Subsidiaries and
(ii) the Division and except as set forth in the Investment Agreements, there are no agreements between Brylane Inc., the Partnership, the FS General Partner, the FS Limited Partner or any of their respective Affiliates, on the one hand, and Leeway or NYNEX on the other, relating to the subject matter of the Investment Agreements.

          (l) ERISA.  The assets of the Partnership do not constitute "plan
              -----
assets" (within the meaning of Department of Labor Regulations 29 CFR (S) 2510.3-101), and to the knowledge of the Partnership, the purchase of the Subscription Units by NYNEX and Leeway as contemplated by this Agreement shall not constitute any non-exempt prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended or other violation under ERISA.

          4.   Conditions Precedent to Closing.  The obligations of the
               -------------------------------
Investors and the Partnership hereunder are subject to the satisfaction or waiver, on or prior to the Closing, of all of the conditions set out below in Sections 4(a) and 4(b). The obligations of the Investors hereunder are further subject to the satisfaction or waiver, on or prior to the Closing, of all of the conditions set out below in Section 4(e). The obligations of the Partnership hereunder are further subject to the satisfaction or waiver, on or prior to the Closing, of all of the conditions set out below in Sections 4(c) and 4(d).

          (a) Closing of Purchase Agreement.  The Closing shall have occurred.
              -----------------------------

          (b) Amendment No. 8 to Partnership Agreement.  Each of the parties
              ----------------------------------------
hereto shall have entered into Amendment No. 8 to Agreement of Limited Partnership substantially in the form attached as Exhibit 4(b) hereto
                                                  ------------
("Amendment No. 8") along with the other parties thereto, and shall have delivered such executed Amendment No. 8 on the Closing.

          (c) Incorporation and Exchange Agreement.  Each of Leeway and NYNEX
              ------------------------------------
shall have entered into the First Amended and Restated Incorporation and Exchange Agreement substantially in the form attached hereto as Exhibit 4(c)
                                                                ------------
("Incorporation Agreement") along with the other parties thereto, and shall have delivered such executed Incorporation Agreement at the Closing.

          (d) Accuracy of Investors' Representations and Warranties.  The
              -----------------------------------------------------
representations and warranties of each of the Investors set forth in this Agreement and in any of the documents and agreements entered into pursuant to this Agreement shall be true and correct in all material respects as of the Closing as if made on that date.

          (e) Accuracy of the Partnership's Representations and Warranties.  The
              ------------------------------------------------------------
representations and warranties of the Partnership set forth in this Agreement and in any of the documents and agreements entered into pursuant to this Agreement shall be true and correct in all material respects as of the Closing as if made on that date.

          (f) Legal Opinion.  Each Investor shall receive an opinion of counsel
              --------------
to the Company in form and substance reasonably satisfactory to each Investor with respect to the matters specified in the first sentence of Section 3(a),
Section 3(b), Section 3(c), Section 3(i), Section 3(j) and Section 3(l).

          5.   Use of Proceeds.  The proceeds from the sale of the Subscription
               ---------------
Units acquired by the Investors shall be used by the Partnership to consummate the Acquisition.

          6.   Obligation to Sell Units; Rights of Inclusion.  From the date of
               ---------------------------------------------
the Closing until the Drag Along/Tag Along Date:

          (a) If FSEP or any of its Affiliates intends to offer, sell, assign, grant a participation in or otherwise transfer (each, a "Transfer") to any Person or Persons other than FSEP or its Affiliates (i) all of the shares of common stock of VP Holding held by FSEP and any of its Affiliates, (ii) all of the shares of capital stock of the FS General Partner and the FS Limited Partner held, directly or indirectly, by FSEP and any of its Affiliates or (iii) all of the Units held by the FS General Partner, the FS Limited Partner and any of its Affiliates (whether such sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FSEP, each of WearGuard, Leeway and NYNEX shall sell all of its Subscription Units on the same terms and conditions as apply to the FSEP sale, except (i) if applicable, for differences based on the fact that Units and not stock are being sold) and (ii) none of WearGuard, Leeway or NYNEX shall be required to make any representation or warranty in connection with such Transfer other than as to such Person's valid ownership of its Subscription Units, free and clear of all liens and encumbrances other than those arising under applicable securities laws, and such Person's authority, power and right to enter into and consummate such Transfer without violating any other agreement.

          (b) If FSEP or any of its Affiliates proposes to Transfer (i) all or any part of the capital stock of VP Holding then held by such Person, (ii) all or any part of the shares of capital stock of the FS General Partner or the FS Limited Partner then held, directly or indirectly, by FSEP and any of its Affiliates or (iii) all or any part of the Units held by the FS General Partner, the FS Limited Partner or any Affiliates of FSEP to any Person (other than a Subsidiary of FSEP) (each, a "Tag Along Offer"), FSEP shall provide written notice of such Tag Along Offer to WearGuard, NYNEX and Leeway. Such notice shall identify the purchaser, the amount of capital stock and/or Units proposed to be sold, the consideration offered and any other material terms and conditions of the Tag Along Offer. If the offer price consists in part or in whole of consideration other than cash, FSEP will provide such information, to the extent reasonably available to FSEP, relating to such consideration as WearGuard, NYNEX or Leeway may reasonably request in order to evaluate such non-cash consideration.

          (c) Each of WearGuard, Leeway and NYNEX shall have the right ("W,L&N Tag Along Right"), exercisable as set forth below, to Transfer, pursuant to the Tag Along Offer, the Applicable Percentage of its Subscription Units on the same terms and conditions as FSEP or any of its Affiliates. For purposes of this paragraph (c), "Applicable Percentage" means, in connection with any Transfer by FSEP or any Affiliate of FSEP, the percentage of FSEP's (direct or indirect) interest in the Partnership to be sold pursuant to such Transfer. Each such W,L&N Tag Along Right shall be exercisable by delivering written notice to FSEP within 25 days after receipt of the Offering Notice. Failure to exercise such W,L&N Tag Along Right within such 25-day period shall be regarded as a waiver of such W,L&N Tag Along Right. If FSEP, directly or indirectly, transfers shares of Common Stock or Units to an Affiliate, such Affiliate shall agree in writing to be bound by the provisions of this subsection (c).

          (d) Each of Leeway and NYNEX acknowledge and agree that FSEP has granted certain tag-along rights ("Management Tag Along Rights") to certain employees of (i) the Partnership and its Subsidiaries and (ii) the Division and, as a consequence thereof, in the event Leeway or NYNEX desire to exercise a W,L&N Tag Along Right with respect to any Transfer, the securities Transferred by FSEP, WearGuard, Leeway and NYNEX, as the case may be, shall be reduced as necessary, on a pro rata basis, to accommodate the Management Tag Along Rights.

          (e) Each of WearGuard's, Leeway's and NYNEX's rights and obligations pursuant to this Section 6 shall survive any partial termination of this Agreement and continue until the earlier of (i) the Tag Along/Drag Along Date or
(ii) completion of any Initial Public Offering.

          7.   Miscellaneous.
               -------------

          (a) Further Assurances.  Each party hereto agrees to perform any
              ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (b) Notices.  Except as otherwise provided herein, all notices,
              -------
requests, demands and other communications under this Agreement shall be in writing, and if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three Business Days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) a party may designate for itself by like notice):

               If to the Partnership:

                    BRYLANE, L.P.
                    463 7th Avenue, 21st Floor
                    New York, New York  10018
                    Attention:  Peter J. Canzone
                    Fax:  (212) 613-9551

               If to the FS Limited Partner:

                    FREEMAN SPOGLI & CO. INCORPORATED
                    599 Lexington Avenue, 18th Floor
                    New York, New York  10022
                    Attention:  John Roth
                    Fax:  (212) 758-7499

               If to Leeway:

                    Leeway & Co.
                    c/o AT&T Investment Management Corp.
                    One Oak Way, Room 1ED176
                    Berkeley Heights, New Jersey  07922-2727
                    Attention:  Eliot H. Powell

                    Fax:  (908) 771-9613

               with a copy to:

                    Lowenstein, Sandler, Kohl, et. al.
                    A Professional Corporation
                    65 Livingston Avenue
                    Roseland, New Jersey  07068-1791
                    Attention:  George J. Mazin, Esq.
                    Fax:  (201) 992-5620

               If to NYNEX:

                    Mellon Bank, N.A., as Trustee
                     for NYNEX Master Trust
                    One Mellon Bank Center
                    Room 3346
                    Pittsburgh, Pennsylvania  15258-0001
                    Attention:  Robert F. Sass
                    Fax:  (412) 236-4225

               with a copy to:

                    NYNEX Asset Management Company
                    200 Park Avenue
                    New York, New York  10166
                    Attention:  A. Jay Baldwin
                              Bruce Franzese, Esq.
                    Fax:  (212) 682-7246

               and to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York  10017
                    Attention:  I. Scott Gottdiener, Esq.
                    Fax:  (212) 455-2502

               (c) Amendments.  This Agreement may be amended only by a written
                   ----------
agreement executed by all the parties hereto.

          (d) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

          (e) Entire Agreement.  This Agreement and the documents and
              ----------------
instruments referred to herein constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (f) Successors and Assigns.  This Agreement, and all obligations and
              ----------------------
rights hereunder, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided
                                                                      --------
that no rights of any party hereto under this Agreement may be assigned, except that (i) any party hereto may assign its rights hereunder to (A) an Affiliate of such Person or (B) in the case of any Investor, to one purchaser of more than 50% of the Subscription Units then held by such Investor provided that, prior to
                                                         --------
such assignment, such Affiliate or purchaser, as the case may be, shall enter into a written agreement to be bound by the terms and conditions of this Agreement applicable to such assignor and (ii) Leeway may assign its rights hereunder to a successor trust or plan in connection with a reorganization of the Long-Term Investment Trust (or a constituent trust or plan or the sponsor of a constituent trust or plan), provided that (A) such transfer shall not
                              --------
materially adversely affect the legal or tax status of the Partnership, (B) such transfer does not result in an increase of more than one beneficial owner of Units for purposes of Section 3(c)(1) of the Investment Company Act of 1940 or an increase of more than one Partner of the Partnership for purposes of Treasury Regulation Section 1.7704-1(h) and (C) that prior to any such assignment, each such assignee Person shall enter into a written agreement to be bound by the terms and conditions of this Agreement applicable to Leeway. For purposes of this Section 6(f), any successor or assignee of NYNEX as a result of, or in connection with, the consummation of the proposed merger of Bell Atlantic and NYNEX Corporation shall be deemed to be an Affiliate of NYNEX.

          (g) Headings.  Introductory headings at the beginning of each section
              --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (h) Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same Agreement.

          (i) Remedies.  Each party to this Agreement acknowledges and agrees
              --------
that in the event of any breach of this Agreement by any one of them, any of the parties, as the case may be, would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees (a) to waive the defense in any action for specific performance that a remedy at law would be adequate and (b) each party, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

               (j) The representations and warranties of each Investor and the Partnership herein shall survive the Closing.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              BRYLANE, L.P.,
                              a Delaware limited partnership
                              By:  VGP Corporation
                              Its: General Partner

                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  President
                                           -----------------------------------


                              VP HOLDING CORPORATION,
                              a Delaware limited partnership


                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  President
                                           -----------------------------------


                              FS EQUITY PARTNERS II, L.P.
                              By:   Freeman Spogli & Co.
                              Its:  General Partner


                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  Vice President
                                           -----------------------------------


                              FS EQUITY PARTNERS III, L.P.
                              By:   FS Capital Partners, L.P.
                              Its:  General Partner
                              By:   FS Holdings, Inc.
                              Its:  General Partner


                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  Vice President
                                           -----------------------------------

                              FS EQUITY PARTNERS INTERNATIONAL, L.P.
                              By:   FS&Co. International, L.P.
                              Its:  General Partner
                              By:   FS International Holdings Limited
                              Its:  General Partner


                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  Vice President
                                           -----------------------------------


                              WEARGUARD CORPORATION,
                              a Delaware corporation


                              By:  /s/ Barbara A. Austell
                                  --------------------------------------------
                                    Name:   Barbara A. Austell
                                          ------------------------------------
                                    Title:  Treasurer
                                           -----------------------------------


                              VLP CORPORATION,
                              a Delaware corporation


                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  President
                                           -----------------------------------


                              VGP CORPORATION,
                              a Delaware Corporation


                              By:  /s/ John M. Roth
                                  --------------------------------------------
                                    Name:   John M. Roth
                                          ------------------------------------
                                    Title:  President
                                           -----------------------------------

                              LEEWAY & CO.,
                              as nominee for the Long-Term Investment Trust
                              By: State Street Bank and Trust, as Trustee for the Long-Term Investment Trust


                              By:  /s/ John Muir
                                  --------------------------------------------
                                    Name:   John Muir
                                          ------------------------------------
                                    Title:  Assistant Vice President
                                           -----------------------------------


                              NYNEX MASTER TRUST
                              By: MELLON BANK, N.A., solely in its capacity as Trustee for the NYNEX MASTER PENSION TRUST (as directed by NYNEX Corporation), and not in its individual capacity

                              By:
                                  --------------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------